UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 27, 2014

LEUCADIA NATIONAL CORPORATION

(Exact name of registrant as specified in its charter)

New York	1-5721	13-2615557
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

520 Madison Avenue, New York, New York		10022
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 212-460-1900

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 27, 2014, the Board of Directors of Leucadia National Corporation elected Linda L. Adamany to our Board of Directors effective March 3, 2014. Ms. Adamany was also added to the Audit and Nominating and Corporate Governance Committees of the Board. A press release announcing her election is attached as Exhibit 99 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

The following exhibit is filed with this report:

Number	Exhibit

99	Press Release issued by Leucadia National Corporation on March 3, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEUCADIA NATIONAL CORPORATION

Date: March 3, 2014	/s/ Roland T. Kelly
Roland T. Kelly
Assistant Secretary and Associate General Counsel

EXHIBIT INDEX

Exhibit No.	Exhibit

99	Press Release issued by Leucadia National Corporation on March 3, 2014